                                                                   EXHIBIT 10.17

             NOTE: THE SYMBOL ***** INDICATES WHERE
                   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
                   AND FILED SEPARATELY WITH THE SECURITIES AND
                   EXCHANGE COMMISSION.

                    SECOND AMENDMENT TO COOPERATION AGREEMENT
                        DATED AS OF OCTOBER 31ST, 1996
                       BETWEEN SAT AND INNOVA CORPORATIONS

This Amendment Agreement (this "Amendment") is entered into as of 20 June 1997 by and between SAT (Societe Anonyme de Telecommunications), 11 rue Watt BP 326 75626 PARIS CEDEX 13 - FRANCE and INNOVA CORPORATION, Gateway North, Building 2, 3325 South 116th Street, Seattle, Washington
98168, USA.

WHEREAS, on October 31, 1996, the parties entered into a Cooperation Agreement (the "Cooperation Agreement") regarding the development, manufacturing and commercialization of digital high frequency radiolinks;

WHEREAS, the Parties are very pleased with their relationship and wish to expand that relationship;

WHEREAS, due to the evolution of market requirements and of the US Dollar exchange rate during the execution of the Cooperation Agreement, the priority of the different tasks allocated to the Parties has changed and the transfer prices need to be modified;

WHEREAS, important commercial actions have been conducted by SAT in France as well as in Italy and in Poland and the price aspects appear to be critical in all these three countries.

NOW, THEREFORE, in consideration of the aforesaid premises and mutual covenants expressed herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Innova and SAT.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE 1:

Annex 1 of the Cooperation Agreement is hereby canceled and replaced as follows:

QUOTE

                                     ANNEX 1

                              ITEMS TO BE DEVELOPED

                         ALLOCATION OF DEVELOPMENT TASKS

                                AND TIME SCHEDULE


PRODUCTS                       TO BE DEVELOPED BY     TIME SCHEDULE
--------                       ------------------     -------------
2x2 and 4x2 Mbit/s
-23/26/38 GHz                  INNOVA                 3rd quarter 1996    (1)
-15/18 GHz                     INNOVA                 4th quarter 1996    (1)
-13 GHz                        INNOVA                 3rd quarter 1997

4x2 and 8x2 Mbit/s
-15/18/23/26/38 GHz            INNOVA                 3rd quarter 1997
-13 GHz                        INNOVA                 3rd quarter 1997


8x2 and 16x2 Mbit/s(1+1)
-15 GHz QPSK                   SAT                    3rd quarter 1997
-18 GHz QPSK                   SAT                    4th quarter 1997
-26 GHz 4FSK                   SAT/INNOVA             1st quarter 1998


(1) these developments are complete at the date of signature of this amendment.

UNQUOTE

ARTICLE 2:

Each Party acknowledges to the other that, as of the date of the 2nd amendment, there are no on-going material default by, or disputes with or claims against, the other Party arising out of the other Party's performance to date under the Cooperation Agreement.

ARTICLE 3:

Paragraph 6.2(a)(i) of Article 6 of the Cooperation Agreement is hereby canceled and replaced as follows:

Quote
"(i) a license from INNOVA to SAT to use the interfaces and all Background and Foreground Technology pertaining to the SIU and the SIU-to-ARU interface developed by INNOVA for the INNOVA Developed Products, for the purpose of developing any product below 15 GHz. This license will become a license for the purpose of manufacturing any product within SAT's exclusive territories as soon as all the information, specified in Annex 3, relevant to the license of the 16x2 Mb/s 15 GHz product as described in (a)(ii) is given by SAT to INNOVA." Unquote

ARTICLE 4:

The license granted under paragraph 6.2(a)(iii) of Article 6 of the Cooperation Agreement is hereby extended as follows:

-In respect of the SIU portion of the Products mentioned in said paragraph, SAT shall have the right to manufacture in France and install in France and in any of SAT's exclusive territories, quantities of the SIUs which do not exceed on a quarterly basis *****% of SAT's quarterly sales of SIUs in France or ***** SIUs, whichever is higher.

-In respect of the ARU portion of the Products mentioned in said paragraph, SAT may, as long as it is not in material default under the First Amendment to the Master Purchase Agreement of even date, increase for the purpose of installation in France and in any of SAT's exclusive territories, the quantities of ARUs manufactured in France to a figure equivalent to *****% of SAT's quarterly sales of ARUs in France plus *****% of SAT's quarterly sales in Italy and Poland, or to ***** ARUs, whichever is higher.

Transfer prices of the ARU (2, 4 and 8 Mb/s) which are sold to SAT when the SIU is manufactured by SAT are described in the following table. These prices include the royalty on the manufacture of the SIU by SAT, as well as the royalty specified for the XP View software license in the First Amendment to the Cooperation Agreement.

===================================================================================
                               ARU DELIVERED BEFORE        ARU DELIVERED AFTER
                               DECEMBER 31ST, 1997         DECEMBER 31ST, 1997
-----------------------------------------------------------------------------------
23, 26, 38 GHZ                        $*****                      $*****
-----------------------------------------------------------------------------------
18 GHZ                                $*****                      $*****
-----------------------------------------------------------------------------------
13 - 15 GHZ                           $*****                      $*****
===================================================================================

ARTICLE 5:

The licenses granted under paragraph 6.2 (a)(iv) and 6.2(a)(v) of the Cooperation Agreement are no longer granted and those paragraphs are therefore hereby deleted from Article 6 of the Cooperation Agreement.

ARTICLE 6:

INNOVA undertakes:

- to send the letter appended hereto to Bouygues Telecom and Marc Mathieu, so that it is received before June 17th, 1997.

- to deliver to SAT before July 1st, 1997 the technical data required in the framework of manufacturing licenses, described in Annex 3 of the Cooperation Agreement, for the 18 / 23 / 26 / 38 GHz products, before August 1st, 1997 for the 15 GHz products, and before October 1st, 1997 for the 13 GHz products.

ARTICLE 5:

The first page of Annex 2 of the Cooperation Agreement is hereby canceled and replaced as follows:
QUOTE

                                     ANNEX 2

                      PRICES AND OTHER TERMS AND CONDITIONS
                    APPLICABLE TO THE PURCHASE OF PRODUCTS

1.     Market Prices and Transfer Prices

       For each Product, the Transfer Price per link (1+0) shall be obtained by applying to the Market Price stated in the schedule below (which is applicable for only 24 months after the effective date of this Agreement), a discount equal to ***** (*****) except that in no event during such 24-month period shall the Transfer Price of INNOVA developed Products at 2xE1 and 4xE1 bit rates exceed US $***** per link (1+0) as an incentive for SAT to shift from XP3 and STD 10 to XP4 as soon as possible.


INNOVA Developed Products - excluding antenna and cables

                                   Market Price              Transfer Price
                                   ------------              --------------
-      23, 26, 38 GHz, 2xE1 &
       4xE1

       Small Qty(i)(1+0)            US $ 17,000                US $*****

       Large Qty(i)(1+0)            US $ 15,000                US $***** (ii)



-      13, 15, 18 GHz, E1 &         Market Price               Transfer Price
       4xE1                         ------------               --------------


       Small Qty(i)(1+0)            US $ 17,000                US $***** (iii)

       Large Qty(i)(1+0)            US $ 16,100                US $***** (iv)



INNOVA Developed Lens Horn Antennas                           Transfer Price
-----------------------------------                           --------------

-      23 & 38 GHz, 24 cm                                        US $*****

-      23 & 38 GHz, 34 cm                                        US $*****

- For Product providing 4xE1 & 8xE1 tributaries, Market Price and Transfer Price are ***** higher than those of products providing 2xE1 & 4xE1 tributaries.



SAT Developed Products - excluding antenna and cables


                                   Market Price              Transfer Price
                                   ------------              --------------
-      7/8, 13, 15 GHz QPSK
       8xE1 & 16xE1

       Annual Qty (v) <50 links     US $ 36,000                US $*****
       (1+0)

       Annual Qty (v) >50 links     US $ 30,000                US $*****
       (1+0)


Notes

(i) prices for small or large quantity apply for annual quantities respectively below or above ***** (1+0) links, for any product mix from 13 to 38 GHz, whatever the bit rate. At the beginning of each year, each Party will forecast its annual quantity requirements, which will determine the applicable price for the year.

(ii) applicable for deliveries after 31st December 1997. For deliveries until 30th June 1997, prices for "small quantity" shall apply for any quantity. For deliveries from 1st July up to 31st December 1997 a maximum Transfer Price of US $***** shall apply. However, INNOVA shall use commercially reasonable efforts to reduce this Transfer Price before 1st January 1998 if cost reductions enable it.

(iii) prices for 18 GHz will be the same as 23, 26 or 38 GHz for deliveries after 31st of December 1997.

(iv) applicable for deliveries after 31st December 1997. Prices for 18 GHz will be the same as 23, 26 or 38 GHz for deliveries after 31st December 1997. For deliveries from 1st July up to 31st December 1997 a maximum Transfer Price of US $***** shall apply. However, INNOVA shall use commercially reasonable efforts to reduce this Transfer Price before 1st January 1998 if cost reductions enable it.



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
(v)   for any product mix from 7 GHz up to 15 GHz, whatever the bit rate.

UNQUOTE

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in two (2) original counterparts as of the date first above written.

For INNOVA CORPORATION              For SAT (Societe Anonyme
                                      de Telecommunications


By   /s/ Jean-Francois Grenon       By  /s/ Marc Mathieu
   ---------------------------        ------------------------------
     (signature)                        (signature)

     Jean-Francois Grenon               Marc Mathieu
   ---------------------------        ------------------------------
     (print name)                       (print name)

     President and CEO                  Executive V.P.
   ---------------------------        ------------------------------
     (title)                            (title)



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